Exhibit 10.1
SIXTH AMENDMENT AGREEMENT
SIXTH AMENDMENT AGREEMENT (this "Agreement") dated as of June 17, 2014 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (collectively, the "Borrowers"), (2) Marion Foods, Inc., Lebanon Valley Cold Storage, LLC, and Lebanon Valley Cold Storage, LP (collectively, the "Guarantors"), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender"), and (4) Bank of America, N.A. ("Bank of America") as agent (the "Agent") for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, N.A. as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011, by that certain Second Amendment Agreement dated as of December 20, 2012, by that Third Amendment Agreement dated as of March 5, 2013, by that certain Fourth Amendment Agreement dated as of December 16, 2013 and by that certain Fifth Amendment Agreement dated as of April 1, 2014 (as further amended, the "Loan and Security Agreement").
W I T N E S S E T H:
WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan and Security Agreement; and
WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
§1.            Definitions. Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.
§2.            Ratification of Existing Agreements. All of the Obligors' obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Obligor's execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.
§3.            Representations and Warranties.  Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.
§4.            Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a)
Representations and Warranties.  All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)
Performance; No Event of Default. The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)	Fees and Expenses. The Borrowers shall have paid to the Agent the reasonable fees and expenses of counsel to the Agent in connection with the preparation of this Agreement.
(d)	Delivery. The Obligors, the Agent, the Issuing Bank and the Required Lenders shall have executed and delivered this Agreement.
(e)
Other Documents.  The Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5.            Amendment to the Loan and Security Agreement.
(a)	Amendment to Section 10.2.3(a) of the Loan and Security Agreement. Clause (a) of Section 10.2.3 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:
"(a)            Declare or make any Distributions, except (i) Upstream Payments, (ii) other Distributions in an aggregate amount not to exceed $50,000 in any Fiscal Year, and (iii) other Distributions if at the time such Distribution is made (both before and after giving effect thereto) either (A)(1) Availability is not less than 15% of the Borrowing Base, (2) the Fixed Charge Coverage Ratio (determined on a pro forma basis) is not less than 1.1 to 1.0, and (3) no Default or Event of Default has occurred and is continuing or would occur immediately thereafter as a result thereof or (B)(1) Availability (calculated on a pro forma basis determined in a manner acceptable to Agent) on such date and for each of the 30 days preceding such Distribution is not less than 25% of the Borrowing Base and (2) no Default or Event of Default has occurred and is continuing or would occur immediately thereafter as a result thereof; or
§6.            Miscellaneous Provisions.
(a)
Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same. The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement shall be read and construed as one instrument.

(b)
THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)
This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Intentionally Left Blank - Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Sixth Amendment Agreement as of the date first set forth above.
SENECA FOODS CORPORATION

By:   /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
SENECA SNACK COMPANY

By:   /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
SENECA FOODS, LLC

By:   /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
MARION FOODS, INC.

By:   /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
LEBANON VALLEY COLD STORAGE, LLC

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: Treasurer
LEBANON VALLEY COLD STORAGE, LP
By:            Lebanon Valley Cold Storage, LLC,
Its General Partner

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
Title:    Treasurer
BANK OF AMERICA, N.A.,
as Agent, Lender and Issuing Bank

By:   /s/Edgar Ezerins
Name: Edgar Ezerins
Title: SVP

RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:  /s/John D. Bobbin
Name: John D. Bobbin
Title: Senior Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

By:  /s/Betty Janelle
Name: Betty Janelle
Title:   Managing Director
By:  /s/Michael T. Harder
Name: Michael T. Harder
Title: Executive Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:  /s/ Brian Bennett
Name: Brian Bennett
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/Lisa Freeman
Name: Lisa Freeman
Title: SVP

WELLS FARGO BANK, N.A., as a Lender

By: /s/Krista Mize
Name: Krista Mize
Title: Authorized Signatory

BMO HARRIS BANK N.A., as a Lender

By:  /s/Craig. E. Thistlethwaite
Name: Craig. E. Thistlethwaite
 Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /Philip F. Carfora
Name: Philip F. Carfora
Title:  Duly Authorized Signatory

GE ASSET BASED MASTER NOTE LLC, as a Lender

By: /Philip F. Carfora
Name: Philip F. Carfora
Title:  Duly Authorized Signatory